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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2006
                                                          --------------

                         CITIZENS & NORTHERN CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                       0-16084                23-2451943
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(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

90-92 Main Street, Wellsboro, PA                                    16901
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(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the three-month period ended March 31, 2006. On April 12, 2006, Citizens & Northern Corporation issued a press release titled "C&N Announces First Quarter 2006 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation's "Quarterly Report," a report that includes unaudited financial information, will be mailed to shareholders on or about April 19, 2006. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated April 12, 2006, titled "C&N Announces First Quarter 2006 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CITIZENS & NORTHERN CORPORATION

Date:  4/12/06                          By: Craig G. Litchfield /s/
                                            -----------------------
                                            Chairman, President and
                                            Chief Executive Officer